INTEREST EXPENSE (Tables)	12 Months Ended
Dec. 31, 2014
INTEREST EXPENSE
Schedule of interest expense

($ thousands)	2014	2013	2012

Realized:
Interest on bank debt and senior notes	$62,240	$56,716	$53,074
Unrealized:
Cross currency interest rate swap (gain)/loss	580	1,306	2,963
Interest rate swap (gain)/loss	–	(478)	(1,125)
Amortization of debt issue costs and senior note premium	968	793	(5)

Interest expense	$63,788	$58,337	$54,907